Exhibit 10.8

Spousal Consent

I am Weng Xueyuan(ID No.: ), the legal spouse of Ye Xiulan (ID No.: ) (“my spouse”). I hereby unconditionally and irrevocably agree that my spouse and / or the school invested by her sign the following transaction documents (the “transaction documents”) on March 1, 2019, and agree to dispose of the equity of Wenzhou City Ouhai District Art School(Art School) indirectly owned by my spouse in accordance with the relevant provisions of the transaction documents:

(1) The “exclusive education consultation and service agreement” signed between the art school invested by my spouse and 20% equity interest and Wenzhou golden sun Education Development Co., Ltd. (“WFOE”);

(2) Exclusive right to purchase agreement signed by my spouse Ye Xiulan, WFOE and art school;

(3)The “entrustment agreement” signed by my spouse Ye Xiulan, my Weng Xueyuan, art school and WFOE is to authorize WFOE to enjoy and exercise the rights and obligations arising from its indirect shareholding in the art school.

I hereby confirm that I have no right to enjoy any rights related to the equity of art school and promise not to make any claim for equity of art school. I further confirm that my spouse and the art school in which I invest perform the rights and obligations of the transaction documents and amend or terminate the transaction documents in the future without my authorization or consent.

I hereby undertake to sign all necessary documents and take all necessary actions to ensure the Transaction Documents (as amended from time to time) to be properly performed.

I hereby agree and undertake that if I obtain any equity interest in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time), and for such purpose, once requested by WFOE or its appointed third party, I shall sign a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

I hereby confirm that the aforesaid consents are authentic, accurate and non-misleading, I am/will fully be bound on and sincerely execute such consents.

Signatory (PRINT): Weng Xueyuan	Witness (PRINT): __Xu Xuyong

/s/ Weng Xueyuan	/s/ Xu Xuyong

日期：	日期：
Date: March 15, 2019	Date: March 15, 2019

Spousal Consent

I am Ye Xiulan (ID No.: ), the legal spouse of Weng Xueyuan(ID No.: ) (“my spouse”). I hereby unconditionally and irrevocably agree that my spouse and / or the school invested by her sign the following transaction documents (the “transaction documents”) on March 1, 2019, and agree to dispose of the equity of Wenzhou City Ouhai District Art School(Art School) indirectly owned by my spouse in accordance with the relevant provisions of the transaction documents:

(2) The “exclusive education consultation and service agreement” signed between the art school invested by my spouse and 80% equity interest and Wenzhou golden sun Education Development Co., Ltd. (“WFOE”);

(2) Exclusive right to purchase agreement signed by my spouse Weng Xueyuan, WFOE and art school;

(4)The “entrustment agreement” signed by my spouse Weng Xueyuan , my Ye Xiulan, art school and WFOE is to authorize WFOE to enjoy and exercise the rights and obligations arising from its indirect shareholding in the art school.

I hereby confirm that I have no right to enjoy any rights related to the equity of art school and promise not to make any claim for equity of art school. I further confirm that my spouse and the art school in which I invest perform the rights and obligations of the transaction documents and amend or terminate the transaction documents in the future without my authorization or consent.

I hereby undertake to sign all necessary documents and take all necessary actions to ensure the Transaction Documents (as amended from time to time) to be properly performed.

I hereby agree and undertake that if I obtain any equity interest in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time), and for such purpose, once requested by WFOE or its appointed third party, I shall sign a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

I hereby confirm that the aforesaid consents are authentic, accurate and non-misleading, I am/will fully be bound on and sincerely execute such consents.

Signatory (PRINT): Ye Xiulan	Witness (PRINT): Xu Xuyong

/s/ Ye Xiulan	/s/ Xu Xuyong

日期：	日期：
Date: March 15, 2019	Date: March 15, 2019